UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 30, 2001, amending Form 8-K filed May 29, 2001
(Date of earliest event reported: May 11, 2001)

SAF-T-HAMMER CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-29015	87-0543688

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14500 North Northsight, Suite 221, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 949-9700
(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets.

     Saf-T-Hammer Corporation (“Saf-T-Hammer”) previously reported on its Form 8-K filed on May 29, 2001 that it acquired (the “Acquisition”) all of the issued and outstanding shares of Smith & Wesson Corp., a Delaware corporation (“Smith & Wesson”) pursuant to a Stock Purchase Agreement (the “Acquisition Agreement”) dated as of May 11, 2001 between Tomkins Corporation, a Delaware corporation, and Saf-T-Hammer. As a result of the Acquisition, Smith & Wesson became a wholly owned subsidiary of Saf-T-Hammer.

Item 7. Financial Statements and Exhibits.

     (a)  As of the date of the filing of the initial Form 8-K reporting the Acquisition, Saf-T-Hammer was unable to provide the financial statements required by this Item 7(a). The financial statements of Smith & Wesson, as required by Item 7(a) are filed herewith as Exhibit 99.1.

     (b)  As of the date of the filing of the initial Form 8-K reporting the Acquisition, Saf-T-Hammer was unable to provide the financial statements required by this Item 7(b). Saf-T-Hammer Corporation’s pro forma financial information required by Item 7(b) is filed herewith as Exhibit 99.2.

     (c)  Exhibits

     2.3 Stock Purchase Agreement dated as of May 11, 2001 between Tomkins Corporation, a Delaware corporation and Saf-T-Hammer Corporation, pursuant to which Saf-T-Hammer Corporation acquired Smith & Wesson Corp.*

     2.4 Note issued by Saf-T-Hammer Corporation to Tomkins dated May 11, 2001.*

     2.5 Guaranty by and between Saf-T-Hammer Corporation and Tomkins dated May 11, 2001.*

     2.6 Promissory Note dated April 30, 1997 issued by Smith & Wesson to Tomkins.*

     2.7 First Amendment to Promissory Note dated May 11, 2001 between Tomkins and Smith & Wesson.*

     4.1 Promissory Note & Loan Agreement dated May 6, 2001 between Saf-T-Hammer Corporation and Colton Melby.*

     4.2 First Amendment to Promissory Note and Loan Agreement between Saf-T-Hammer Corporation and Colton Melby dated May 10, 2001.*

     4.3 Stock Pledge Agreement effective as of May 11, 2001 between Saf-T-Hammer Corporation and Colton Melby.*

     4.4 Common Stock Purchase Warrant dated May 6, 2001.*

     4.5 Registration Rights Agreement between Saf-T-Hammer Corporation and Colton Melby dated May 6, 2001.*

     4.6 Form of common stock purchase warrant issued to Bryan Saxwold and Corey Lambrecht.*

     99.1 Consolidated audited financial statements of Smith & Wesson Corp. and subsidiaries for the years ended April 28, 2001 and April 29, 2000.

     99.2 Unaudited pro forma balance sheet as of March 31, 2001 and unaudited pro forma statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000.

     *     Filed previously with Saf-T-Hammer Corporation’s Form 8-K, filed with the Securities and Exchange Commission on May 29, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 30, 2001.

Saf-T-Hammer Corporation, a Nevada corporation

By:	/s/ Mitchell A. Saltz Mitchell A. Saltz, Chief Executive Officer

SAF-T-HAMMER CORPORATION

EXHIBIT INDEX TO FORM 8-K/A
Dated July 30, 2001

Exhibit

     2.3 Stock Purchase Agreement dated as of May 11, 2001 between Tomkins Corporation, a Delaware corporation and Saf-T-Hammer, pursuant to which Saf-T-Hammer acquired Smith & Wesson Corp.*

     Schedules and attachments to Exhibit 2.3:

Disclosure Schedule

Exhibit A – Pending Litigation & Investigations

Exhibit B – Seller Obligations

Exhibit C – Guaranty

Exhibit D – Covenant Compliance Certificate

Exhibit E – Form of Buyer’s Note

Exhibit F – Letters of Credit

     2.4 Note issued by Saf-T-Hammer Corporation to Tomkins dated May 11, 2001.*

     2.5 Guaranty by and between Saf-T-Hammer Corporation and Tomkins dated May 11, 2001.*

     2.6 Promissory Note dated April 30, 1997 issued by Smith & Wesson to Tomkins.*

     2.7 First Amendment to Promissory Note dated May 11, 2001 between Tomkins and Smith & Wesson.*

     4.1 Promissory Note & Loan Agreement dated May 6, 2001 between Saf-T-Hammer and Colton Melby.*

     4.2 First Amendment to Promissory Note and Loan Agreement between Saf-T-Hammer and Colton Melby dated May 10, 2001.*

     4.3 Stock Pledge Agreement effective as of May 6, 2001 between Saf-T-Hammer and Colton Melby.*

     4.4 Common Stock Purchase Warrant dated May 6, 2001.*

     4.5 Registration Rights Agreement between Saf-T-Hammer and Colton Melby dated May 6, 2001.*

     4.6 Form of common stock purchase warrant issued to Bryan Saxwold and Corey Lambrecht.*

     99.1 Consolidated audited financial statements of Smith & Wesson Corp. and subsidiaries for the years ended April 28, 2001 and April 29, 2000.

     99.2 Unaudited pro forma balance sheet as of March 31, 2001 and unaudited pro forma statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000.

     *     Filed previously with Saf-T-Hammer Corporation’s Form 8-K, filed with the Securities and Exchange Commission on May 29, 2001.

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